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                             INGERSOLL-RAND COMPANY

                    $600,000,000 Medium-Term Notes, Series A
                             Due Nine Months or More
                               From Date of Issue

                            Selling Agency Agreement

                                                                   July 17, 1995
                                                              New York, New York

Salomon Brothers Inc
Seven World Trade Center
New York, N.Y. 10048

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
250 Vesey Street
New York, N.Y. 10281

Chase Securities, Inc.
1 Chase Manhattan Plaza
New York, N.Y. 10081

Goldman, Sachs & Co.
85 Broad Street
New York, N.Y. 10004

J.P. Morgan Securities Inc.
60 Wall Street
New York, N.Y. 10260

Dear Sirs:

                 Ingersoll-Rand Company, a New Jersey corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of its Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue (the "Notes"), having an initial aggregate offering price of up to $600,000,000 (or such greater amount if Notes are issued at an original issue discount, as shall result in aggregate gross proceeds to the Company of $600,000,000). The Notes will be issued under an indenture (as supplemented, the "Indenture") dated as of August 1, 1986 between the Company and The Bank of New York, as trustee (the "Trustee"). Unless otherwise specifically provided for and set forth in a Pricing Supplement (as defined below), the Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, will be issued only in fully registered form and will have the interest rates, maturities and, if applicable, other terms set forth in such Pricing Supplement. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the


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"Procedures") (unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such Terms Agreement). The Procedures may be amended only by written agreement of the Company and you after notice to the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term "Purchaser" shall refer to one of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

                 1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (d) hereof.

                 (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File Number: 33-60249), including a basic prospectus, which has become effective, for the registration under the Act of $750,000,000 aggregate principal amount of debt securities (the "Securities"), including the Notes. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement (each a "Pricing Supplement") specifying the interest rates, maturity dates and, if appropriate, other similar terms of the Notes sold pursuant hereto or the offering thereof.

                 (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of a Terms Agreement or any acceptance of the Company of an offer to purchase Notes and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act


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         of 1939 (the "Trust Indenture Act") and the Securities Exchange Act of
         1934 (the "Exchange Act") and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
         (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                 (c) As of the time any Notes are issued and sold hereunder, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally and to general equity principles, and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally and to general equity principles.

                 (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the


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         Registration Statement, the Basic Prospectus, the Prospectus Supplement
         or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                 2. Appointment of Agents; Solicitation by the Agents of
Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

                 On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in
Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes as principal pursuant to Section 2(b).

                 The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                 The Company agrees to pay each Agent a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in the form of a discount, in accordance with the schedule relating to each series of Notes set forth in Exhibit B hereto. Such commission shall be payable as specified in the Procedures.


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                 If the Company shall default in its obligations to deliver
Notes to a purchaser whose offer it has accepted, the Company shall indemnify and hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

                 Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. Subject to the following paragraph, the Company may from time to time offer Notes for sale directly to investors; provided, however, that so long as this Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent.

                 The Company expressly reserves the right to appoint other persons, partnerships or corporations ("Additional Agents") to act as its agent to solicit offers for the purchase of Notes without obtaining the consent of the Agents; provided, the Company shall give the Agents notice of such appointment, each Additional Agent shall be named in a Pricing Supplement and shall either execute this Agreement and become a party hereto or shall enter into a selling agency agreement with the Company on terms substantially similar to those contained herein; thereafter the term Agent, or "you" as used in this Agreement shall mean each Agent and each such Additional Agent. No exercise by the Company of its rights described in this paragraph shall be construed as altering, amending or terminating the rights and obligations of the other Agents that are parties to this Agreement.

                 (b) Subject to the terms and conditions stated herein, whenever the Company and any of you determines that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral, confirmed in writing, or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants as described in Section 6(b). Any such Terms Agreement may also specify the period of time referred to in Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit C. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.


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                 Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

                 Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto. Any Agent may sell Notes to any dealer at a discount and, unless otherwise specified in the applicable Pricing Supplement, such discount allowed to any dealer will not be in excess of the discount to be received by such Agent from the Company.

                 3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

                 4. Agreements. The Company agrees with you that:

                 (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of any offering of Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional


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         information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply such supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all material respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

                 (c) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, on the date on which the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained in such announcement. The Company also will furnish to each of you copies of all press releases or announcements furnished to news or wire services and any


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         other material press releases and announcements. The Company will immediately notify each of you of (i) any decrease in the rating of the Notes or any other debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or (ii) any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, as soon as the Company learns of any such decrease or notice.

                 (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (e) The Company will furnish to each of you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

                 (f) The Company will use its best efforts to arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

                 (g) The Company shall furnish to each of you such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business and operations of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as any of you may from time to time reasonably request prior to the termination of this Agreement.

                 (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement, any Terms Agreement and all other documents relating to the offering, the cost of


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         preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with
         Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, (ii) reimburse each of you as requested for all out-of-pocket expenses (including without limitation advertising expenses approved in advance by the Company), if any, incurred by you in connection with this Agreement and (iii) pay the fees and expenses of your counsel incurred in connection with this Agreement and any Terms Agreement.

                 (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities registered pursuant to the Registration Statement. The Company will inform you promptly upon your request of the aggregate amount of Securities registered under the Registration Statement which remain unsold.

                 (j) During each period during which, in the opinion of counsel for the Agents, a Prospectus relating to the Notes is required to be delivered under the Act (each a "Marketing Period"), (i) each time the Company files with the Commission an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q and (ii) each time that the Registration Statement or the Prospectus is amended or supplemented in a manner which, in the opinion of counsel for the Agents, is material (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company will, in the case of clause (i) automatically, and, in the case of clause (ii) upon the request by any Agent, deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by an officer or officers of the Company, (x) dated the date of such amendment,


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         supplement or filing or (y) if such amendment, supplement or filing was not filed during a Marketing Period, as of the first day of the next succeeding Marketing Period, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission.

                 (k) During each Marketing Period, (i) each time the Company files with the Commission an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q and (ii) each time that the Registration Statement or the Prospectus is amended or supplemented in a manner which, in the opinion of counsel for the Agents, is material (other than by an amendment or supplement (a) relating to any offering of Securities other than the Notes, (b) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or (c) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (c) above, in the reasonable judgment of any of you, such financial statements or other information are of such a material nature that an opinion of counsel should be furnished), the Company shall, in the case of clause (i) automatically, and, in the case of clause (ii) upon the request by any Agent, furnish or cause to be furnished promptly to each of you a written opinion of counsel of the Company satisfactory to each of you, (x) dated the date of such amendment, supplement or filing or (y) if such amendment, supplement or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

                 (l) During each Marketing Period, (i) each time the Company files with the Commission an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q and (ii) each time that the Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemental financial information which, in the opinion of counsel for the Agents, is material, the Company shall cause its independent public accountants promptly (within 45 days

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         after the filing of a Quarterly Report on Form 10-Q and within 90 days after the filing of an Annual Report on Form 10-K), in the case of clause (i) automatically, and, in the case of clause (ii) upon the request by any Agent, to furnish each of you a letter, (x) dated the date of such amendment, supplement or filing or (y) if such amendment, supplement or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items.

                 (m) During the period, if any, specified (whether orally or in writing) in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Notes being sold pursuant to such Terms Agreement).

                 (n) The Company confirms as of the date hereof, and each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation, that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

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                 5. Conditions to the Obligations of the Agents. The
obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates as of the date thereof pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                 (b) The Company shall have furnished to each Agent the opinion of Patricia Nachtigal, Vice President and General Counsel of the Company, dated the Execution Time, to the effect that:

                          (i) the Company has been duly incorporated and is
                 validly existing and in good standing as a corporation under the laws of the State of New Jersey, with corporate power and authority to own its properties and conduct its business as described in each Prospectus;

                          (ii) to the best of her knowledge, there are no legal
                 or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation incident to the kind of business conducted by the Company and its subsidiaries which individually and in the aggregate is not material to the Company and its subsidiaries taken as a whole; and to the best of her knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                          (iii) this Agreement and the Terms Agreements, if any,
                 with respect to the Notes have been duly authorized, executed and delivered by the Company;

                          (iv) the Notes have been duly authorized, executed,
                 authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                          (v) the Indenture has been duly authorized,executed
                 and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                          (vi) the issue and sale of the Notes and the
                 compliance by the Company with all of the provisions of the Notes, the Indenture, this Agreement and the Terms Agreements, if any, with respect to the Notes and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is material to the Company and its subsidiaries taken as a whole and is known to her to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation known to her of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Notes or the consummation of the other transactions contemplated by this Agreement, the Terms Agreements, if any, or the Indenture, except such as have been obtained under the Act, the Exchange Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Agents; and

                    (vii) the Registration Statement and the Prospectus as
                 amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Execution Time for the Notes (other than the financial statements and related schedules therein, as to which she need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; she has no reason to believe that, as of the effective date of the Registration Statement, either the Registration Statement or the Prospectus (or, as of its date, any further amendment or supplement thereto made by the Company prior to the Execution
                 Time) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the Execution Time, either the Registration Statement or the Prospectus (or any such further amendment or supplement thereto) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         In rendering such opinion, Patricia Nachtigal may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New Jersey, the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

                 (c) Each Agent shall have received from Simpson Thacher & Bartlett, counsel for the Agents, such opinion or opinions, dated the Execution Time, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (d) The Company shall have furnished to each Agent a certificate or certificates of the Company, signed by an officer or officers of the Company, dated the Execution Time, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                          (i) the representations and warranties of the Company
                 in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

                          (ii) no stop order suspending the effectiveness of the
                 Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                          (iii) since the date of the most recent financial
                 statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                 (e) At the Execution Time, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to each Agent a letter, dated as of the Execution Time, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 covering such matters as the Agents may reasonably request and in form and substance satisfactory to the Agents.

                 (f) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

                 If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 The documents required to be delivered by this Section 5 shall be delivered at the office of Simpson Thacher & Bartlett, counsel for the Agents, at 425 Lexington Avenue, New York, New York, on the date hereof.

                 6. Conditions to the Obligations of a Purchaser. The obligations of a Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                 (b) To the extent agreed to between the Company and the Purchaser in a Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) (except that references to the Prospectus shall be to the Prospectus as supplemented as of the date of such Terms Agreement), (ii) the opinion of Patricia Nachtigal, Vice President and General Counsel for the Company (or such successor counsel as the Company shall designate in a written notice to the Agents), dated as of the Closing Date, to the effect set forth in
         Section 5(b), (iii) the opinion of Simpson Thacher & Bartlett, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(c), and (iv) the letter of Price Waterhouse LLP, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(e).

                 (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and the applicable Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement and required to be delivered to the Purchaser pursuant to the terms hereof and thereof shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 7. Right of Person Who Agreed to Purchase to Refuse to Purchase. (a) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, at the Closing Date therefor, any condition set forth in Section 5 or 6, as applicable, shall not be satisfied.

                 (b) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, subsequent to the agreement to purchase such Note, any change, condition or development specified in any of Sections 9(b)(i) through (v) shall have occurred (with the judgment of the Agent which presented the offer to purchase such Note being substituted for any judgment of a Purchaser required therein) the effect of which is, in the judgment of the Agent which presented the offer to purchase such Note, so material and adverse as to make it impractical or inadvisable to proceed with the sale and delivery of such Note (it being understood that under no circumstance shall any such Agent have any duty or obligation to the Company or to any such person to exercise the judgment permitted to be exercised under this Section 7(b) and Section 9(b)).

                 8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each of you against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Notes, or any amendment or supplement thereto (including, without limitation, any Pricing Supplement), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of you for any legal or other expenses (subject to your providing prior written notification to the Company of the engagement of legal counsel) reasonably incurred by you in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any of you expressly for use in the Prospectus relating to such Notes; provided further, however, that the foregoing indemnity with respect to preliminary prospectuses shall not inure to the benefit of any Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Notes if such untrue statement or omission made in any preliminary prospectus is eliminated or remedied in the Prospectus relating to such Notes and if a copy of the Prospectus relating to such Notes (excluding documents incorporated by reference) has not been sent or given to such person at or prior to the written confirmation of the sale of such Notes to such person provided, however, that such Prospectus shall have been timely provided to the applicable Agent by the Company in accordance with the procedures outlined herein and in the Administrative Procedures.

                 (b) Each of you agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the relevant Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate (whether or not such representation by the same counsel has been proposed) under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel or participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action).

                 (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total commissions received by you. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), none of you shall be required to contribute any amount in excess of the amount by which the commissions received by such of you in connection with the sale of Notes exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Your obligations in this subsection (d) to contribute are several in proportion to your respective obligations with respect to such Notes and not joint.

                 (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of you within the meaning of the Act; and your obligations under this
Section 8 shall be in addition to any liability which each of you may otherwise have and shall extend, upon the same terms and conditions to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                 9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated either by the Company as to any Agent or by any of you insofar as this Agreement relates to any Agent, by giving written notice of such termination to such Agent or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h), Section 8 and Section 10.

                 (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for any Note to be purchased thereunder, if prior to such time there shall have occurred any of the following: (i) subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which is, in the judgment of the Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or delivery of such Note; (ii) subsequent to the agreement to purchase such Note, any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change; (iii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, Inc.; (iv) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (v) the outbreak or material escalation of hostilities involving the United States or the declaration, on or after the date hereof, by the United States of a national emergency or war, the effect of which on financial markets is to make it, in the reasonable judgment of the affected Agent, impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus or the purchase of Notes from the Company as principal pursuant to the applicable Terms Agreement, as the case may be.

                 10. Survival of Certain Provisions. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the directors, officers, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement. The provisions of this Agreement (including without limitation
Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement. If at the time of termination of this Agreement any Purchaser shall own any Notes with the intention of selling them, the provisions of
Section 4 shall remain in effect until such Notes are sold by the Purchaser.

                 11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 200 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07615, attention of Vice President and General Counsel.

                 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and, to the extent provided in Section 7, any person who has agreed to purchase Notes, and no other person will have any right or obligation hereunder.

                 13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                       Very truly yours,

                                       INGERSOLL-RAND COMPANY

                                       By: /s/ William J. Armstrong
                                          ---------------------------
                                          Title: Vice President and Treasurer

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

SALOMON BROTHERS INC

By: /s/ Michele Moffit
   --------------------------
   Title: Attorney-in-fact

MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED

By: /s/ Scott G. Primrose
   --------------------------
        Scott G. Primrose
   Title: Authorized Signatory

CHASE SECURITIES, INC.

By: /s/ John Judson
   --------------------------
   Title: Managing Director

GOLDMAN, SACHS & CO.

By: /s/ Goldman, Sachs & Co.
   --------------------------
   Title:

J.P. MORGAN SECURITIES INC.

By: /s/ Maria Scramek
   --------------------------
   Title: Vice President

                                   SCHEDULE I

Salomon Brothers Inc
Seven World Trade Center
New York, N.Y. 10048
Attn:  Medium-Term Note Department
Tel:   (212) 783-6848
Fax:   (212) 783-2274

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
World Financial Center
North Tower, 10th Floor
New York, N.Y.  10281
Attn:  MTN Product Management
Tel:   (212) 449-7476
Fax:   (212) 449-2234

Chase Securities, Inc.
One Chase Manhattan Plaza, 15 Floor
New York, N.Y.  10081
Attn:  Medium-Term Note Department
Tel:   (212) 552-2969
Fax:   (212) 552-1507

Goldman, Sachs & Co.
85 Broad Street
New York, N.Y.  10004
Attn:  Credit Department
       Credit Control-Medium-Term Notes
Tel:   (212) 902-3711
Fax:   (212) 357-8680

J.P. Morgan Securities Inc.
60 Wall Street
New York, N.Y.  10260
Attn:  Capital Markets Department
Tel:   (212) 648-0741
Fax:   (212) 648-5939